Exhibit 10(a)(xv)

AMENDMENT NO. 9, dated as of February 22, 2022 (this “Amendment Agreement”), among HARSCO CORPORATION, a Delaware corporation (the “Company”), the Subsidiary Guarantors party hereto, BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”), and the Lenders party hereto (each, a “Consenting Lender”).
Reference is made to the Third Amended and Restated Credit Agreement, dated as of November 2, 2016 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 8, 2017, Amendment No. 2 to Credit Agreement, dated as of June 18, 2018, Amendment No. 3 to Credit Agreement, dated as of June 18, 2018, Amendment No. 4 to Credit Agreement, dated as of June 28, 2019, Amendment No. 5 to Credit Agreement, dated as of March 31, 2020, Amendment No. 6 to Credit Agreement, dated as of June 26, 2020, Amendment No. 7 to Credit Agreement, dated as of March 10, 2021 and Amendment No. 8 to Credit Agreement, dated as of October 27, 2021, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment Agreement, the “Amended Credit Agreement”), among the Company, the Approved Borrowers (as defined therein) from time to time party thereto, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent and Collateral Agent. Unless otherwise defined herein, terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement.
WHEREAS, the Company has requested certain amendments to the Existing Credit Agreement on the terms set forth herein (the “Majority Revolving Credit Facility Lender Amendments”);
WHEREAS, in order to effect the foregoing, the Company and the Consenting Lenders, which Consenting Lenders constitute Majority Revolving Credit Facility Lenders (as defined in the Existing Credit Agreement), desire to amend the Existing Credit Agreement as of the Amendment No. 9 Effective Date and approve the Majority Revolving Credit Facility Lender Amendments as provided herein; and
WHEREAS, all notice requirements set forth in Section 10.01 of the Existing Credit Agreement have been duly provided by the Company or waived by the Administrative Agent and the Consenting Lenders.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Credit Agreement Amendments. On the Amendment No. 9 Effective Date, the Company, the Administrative Agent, and the Consenting Lenders agree that the Existing Credit Agreement is, effective as of the Amendment No. 9 Effective Date, hereby amended pursuant to Section 10.01 of the Existing Credit Agreement, as follows:

(a)    The following definition is hereby added after the definition of “Quotation Day”:
“‘Rail Disposition’: a Disposition of all or substantially all of the Company’s “Rail” business segment (i.e., as described in the Company’s public disclosures, the “Harsco Rail Segment” or “Rail business”).”
(b)    The definition of “Relief Period Termination Date” is hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~):
“‘Relief Period Termination Date’: the earlier of (i) the date on which the Administrative Agent receives a Compliance Certificate from the Company pursuant to Section 6.02(b) demonstrating a Total Net Leverage Ratio not greater than 4.00:1.00 and (ii) the date on which the Administrative Agent receives a Compliance Certificate from the Company pursuant to Section 6.02(b) in respect of the fiscal quarter ending on ~~March 31, 2023~~December 31, 2023.”
(c)    Section 7.01(a) is hereby amended by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~):
“without the written consent of the Majority Revolving Credit Facility Lenders, permit the Total Net Leverage Ratio on a Pro Forma Basis as at the last day of any Test Period to exceed (i) in the case of any Test Period ending on or before ~~December 31, 2021~~March 31, 2022, 5.75:1.00, (ii) in the case of the Test Period ending on ~~March 31, 2022~~June 30, 2022, 5.50:1.00, (iii) in the case of the Test Period ending on ~~June 30, 2022~~September 30, 2022, 5.25~~5.00~~:1.00, (iv) in the case of the Test Period ending on ~~September 30, 2022~~December 31, 2022, 5.00~~4.75~~:1.00, (v) in the case of the Test Period ending on ~~December 31, 2022~~March 31, 2023, 4.75~~4.50~~:1.00, (vi) in the case of the Test Period ending on June 30, 2023, 4.50:1.00, (vii) in the case of the Test Period ending on September 30, 2023, 4.25:1.00 and (viii) in the case of any Test Period ending thereafter, ~~4.50~~4.00:1.00; provided, solely in the case of this subsection (a), that, notwithstanding the foregoing, (x) from and after the closing of the Rail Disposition, the maximum permitted Total Net Leverage Ratio levels set forth in this subsection (a) (other than the Total Net Leverage Ratio level specified in subclause (viii) of this subsection (a)) shall each be decreased by 0.25, and (y) from and ~~on or~~ after the Relief Period Termination Date, the maximum permitted Total Net Leverage Ratio levels set forth in this subsection (a) shall be increased by 0.50 for a period of one year following the consummation of any Significant Acquisition (but shall in no event exceed 4.50:1.00); provided, further, that such increase described in this subclause (y)

shall not be cumulative in the event that more than one Significant Acquisition is consummated within the same 12-month period.”
Section 2.    Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and each Lender party hereto that (x) no Default or Event of Default has occurred and is continuing on and as of the Amendment No. 9 Effective Date after giving effect hereto, and (y) each of the representations and warranties in each of the Loan Documents is true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment No. 9 Effective Date after giving effect hereto (except to the extent such representations and warranties are specifically made as of an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date).
Section 3.    Effectiveness of this Amendment Agreement. This Amendment Agreement shall become effective as of the date hereof, subject to the satisfaction of the following conditions precedent on such date (the date on which all of such conditions shall first be satisfied, the “Amendment No. 9 Effective Date”):
(a)    the Administrative Agent shall have received in .pdf or electronic format (followed promptly by originals to the extent requested by the Administrative Agent) and, unless otherwise specified, properly executed by a Responsible Officer of the signing Loan Party and by each other party thereto, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
(i)    counterparts hereof that, when taken together, bear the signatures of the Loan Parties, the Administrative Agent, the Collateral Agent, and each other Consenting Lender collectively constituting the Majority Revolving Credit Facility Lenders; and
(ii)    a certificate of a Responsible Officer certifying as to the matters set forth in Section 2 hereof; and
(b)    the Administrative Agent shall have received for the ratable benefit of each Consenting Lender an amendment fee in an amount equal to 0.05% of the aggregate amount of the Revolving Credit Commitments of such Consenting Lender as of the Amendment No. 9 Effective Date; and
(c)    All other fees and expenses (in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Amendment No. 9 Effective Date (except as otherwise reasonably agreed by the Company)) required to be paid hereunder, under the Amended Credit Agreement on the Amendment No. 9 Effective Date, shall have been paid.
Section 4.    Effect of Amendment; No Novation.

(a)    Except as expressly set forth herein or in the Amended Credit Agreement, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(b)    Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
(c)    On and after the Amendment No. 9 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import, and each reference to the “Credit Agreement”, in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
(d)    The parties hereto hereby consent to the Majority Revolving Credit Facility Lender Amendments upon the terms and subject to the conditions set forth herein. Upon the Amendment No. 9 Effective Date, all conditions and requirements set forth in the Existing Credit Agreement or the other Loan Documents relating to the effectiveness of this Amendment Agreement, including the Majority Revolving Credit Facility Lender Amendments, shall be deemed satisfied.
(e)    Nothing contained in this Amendment Agreement, the Amended Credit Agreement or any other Loan Document shall constitute or be construed as a novation of any of the Obligations.
Section 5.    Governing Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
Section 6.    Costs and Expenses. In accordance with, and subject to the limitations of, Section 10.05 of the Amended Credit Agreement, the Company agrees to reimburse the Administrative Agent for its reasonable documented out-of-pocket expenses in connection with this Amendment Agreement, including the reasonable documented fees, charges and disbursements of counsel for the Administrative Agent.
Section 7.    Electronic Execution; Electronic Records; Counterparts. This Amendment Agreement and any document, amendment, approval, consent, information, notice,

certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may, if agreed by the the Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment Agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
Section 8.    Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first above written.

HARSCO CORPORATION, as Borrower

By:	/s/ MICHAEL KOLINSKY
Name: Michael Kolinsky
Title: Vice President - Treasurer, Tax and Real Estate

HARSCO DEFENSE HOLDING LLC HARSCO MINNESOTA FINANCE, INC. PROTRAN TECHNOLOGY LIMITED LIABILITY COMPANY HARSCO MINERALS TECHNOLOGIES LLC HARSCO FINANCIAL HOLDINGS, INC.

By:	/s/ MICHAEL H. KOLINSKY
Name: Michael H. Kolinsky
Title: President

HARSCO MINNESOTA LLC HARSCO TECHNOLOGIES LLC

By:	/s/ DANIEL G. KING
Name: Daniel G. King
Title: President

HARSCO RAIL, LLC

By:	/s/ JON S. PLOETZ
Name: Jon S. Ploetz
Title: Secretary

HARSCO METRO RAIL HOLDINGS, LLC HARSCO METRO RAIL, LLC

By:	/s/ JON S. PLOETZ
Name: Jon S. Ploetz
Title: Vice President and Secretary

ALTEK, L.L.C. HARSCO CLEAN EARTH HOLDINGS, LLC

BBy:	/s/ JON S. PLOETZ
Name: Jon S. Ploetz
Title: Secretary

21st CENTURY ENVIRONMENTAL MANAGEMENT OF NEVADA, LLC
21st CENTURY ENVIRONMENTAL MANAGEMENT, LLC OF RHODE ISLAND
ADVANCED REMEDIATION & DISPOSAL TECHNOLOGIES OF DELAWARE, LLC
AERC ACQUISITION CORPORATION
ALLIED ENVIRONMENTAL GROUP, LLC
ALLWORTH, LLC
BURLINGTON ENVIRONMENTAL, LLC
CEHI ACQUISITION, LLC
CEI HOLDING, LLC
CHEMICAL POLLUTION CONTROL OF FLORIDA, LLC
CHEMICAL RECLAMATION SERVICES, LLC
CHEMICAL POLLUTION CONTROL, LLC OF NEW YORK
CLEAN EARTH ENVIRONMENTAL SERVICE INC
AES ASSET ACQUISITION CORPORATION
CLEAN EARTH ENVIRONMENTAL SOLUTIONS, INC
CLEAN EARTH, LLC
CLEAN EARTH HOLDINGS, LLC
CLEAN EARTH SPECIALTY WASTE SOLUTIONS INC
CLEAN EARTH OF ALABAMA, INC
CLEAN EARTH OF CARTERET, LLC
CLEAN EARTH DREDGING TECHNOLOGIES, LLC
CLEAN EARTH OF GEORGIA, LLC
CLEAN EARTH OF GREATER WASHINGTON, LLC
CLEAN EARTH OF MARYLAND, LLC
CLEAN EARTH OF NEW CASTLE, LLC
CLEAN EARTH OF NORTH JERSEY, INC
CLEAN EARTH OF PHILADELPHIA, LLC
CLEAN EARTH OF SOUTHEAST PENNSYLVANIA, LLC
CLEAN EARTH OF SOUTHERN FLORIDA LLC
CLEAN EARTH OF WILLIAMSPORT, LLC
CLEAN EARTH OF MICHIGAN, LLC
CLEAN ROCK PROPERTIES LTD
ESOL TOPCO, LLC
GENERAL ENVIRONMENTAL MANAGEMENT OF RANCHO CORDOVA LLC
LUNTZ ACQUISITION (DELAWARE), LLC
NORTHLAND ENVIRONMENTAL, LLC

NORTRU, LLC
PHILIP RECLAMATION SERVICES, HOUSTON, LLC
PSC ENVIRONMENTAL SERVICES LLC
PSC RECOVERY SYSTEMS, LLC
REAL PROPERTY ACQUISITIONS LLC
REPUBLIC ENVIRONMENTAL SYSTEMS (NEW JERSEY), INC
REPUBLIC ENVIRONMENTAL SYSTEMS (PENNSYLVANIA), LLC
REPUBLIC ENVIRONMENTAL SYSTEMS (TRANSPORTATION GROUP), LLC
RHO-CHEM, LLC
SOLVENT RECOVERY, LLC
GARDNER ROAD OIL, LLC
CLEAN EARTH MOBIL SERVICES, LLC
CLEAN EARTH OF PUERTO RICO, LLC
ENVIRONMENTAL SOIL MANAGEMENT INC
ENVIRONMENTAL SOIL MANAGEMENT OF NEW YORK, LIMITED LIABILITY COMPANY
MKC ACQUISITION CORPORATION

By:	/s/ SARAH KOWALCZYK
Name: Sarah Kowalczyk
Title: Secretary

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ KEVIN DOBOSZ
Name: Kevin Dobosz
Title: SVP

[Consenting Lenders Signature Pages on file with the Administrative Agent]

CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment Agreement (the “Amendment Agreement”), dated as of February 22, 2022, which amends the Third Amended and Restated Credit Agreement dated as of November 2, 2016 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 8, 2017, Amendment No. 2 to Credit Agreement, dated as of June 18, 2018, Amendment No. 3 to Credit Agreement, dated as of June 18, 2018, Amendment No. 4 to Credit Agreement, dated as of June 28, 2019, Amendment No. 5 to Credit Agreement, dated as of March 31, 2020, Amendment No. 6 to Credit Agreement, dated as of June 26, 2020, Amendment No. 7 to Credit Agreement, dated as of March 10, 2021, and Amendment No. 8 to Credit Agreement, dated as of October 27, 2021, the “Existing Credit Agreement”), among Harsco Corporation, a Delaware corporation, Bank of America, N.A., as Administrative Agent, and the several lenders from time to time party thereto. Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Amended Credit Agreement (as defined in the Amendment Agreement). In connection with the execution and delivery of the Amendment Agreement, each of the undersigned, except as expressly set forth in the Amendment Agreement, (i) ratifies and affirms all the provisions in the Amended Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents, (ii) agrees that the terms and conditions of the Loan Documents, including the security provisions set forth therein, shall continue in full force and effect as amended thereby, and shall not be impaired or limited by the execution or effectiveness of the Amendment Agreement and (iii) acknowledges and agrees that the Collateral continues to secure, to the fullest extent possible in accordance with the Amended Credit Agreement and the Guarantee and Collateral Agreement, the payment and performance of all Obligations. All references in the Loan Documents to (i) the “Credit Agreement” shall hereafter mean and refer to the Existing Credit Agreement as amended pursuant to the Amendment Agreement and (ii) the term “Obligations” shall hereafter mean and refer to the Obligations as redefined in the Amended Credit Agreement and shall include all additional Obligations resulting from or incurred pursuant to the Amended Credit Agreement.
The terms and conditions of the Guarantee and Collateral Agreement and the other Security Documents are hereby reaffirmed by the Subsidiary Guarantors.
Dated: February 22, 2022
[Signature Pages Follow]

HARSCO CORPORATION, as Borrower
By:	/s/ MICHAEL KOLINSKY
Name: Michael Kolinsky
Title: Vice President - Treasurer, Tax and Real Estate

HARSCO DEFENSE HOLDING LLC HARSCO MINNESOTA FINANCE, INC. PROTRAN TECHNOLOGY LIMITED LIABILITY COMPANY HARSCO MINERALS TECHNOLOGIES LLC HARSCO FINANCIAL HOLDINGS, INC.
By:	/s/ MICHAEL H. KOLINSKY
Name: Michael H. Kolinsky
Title: President

HARSCO MINNESOTA LLC HARSCO TECHNOLOGIES LLC
By:	/s/ DANIEL G. KING
Name: Daniel G. King
Title: President

HARSCO RAIL, LLC
By:	/s/ JON S. PLOETZ
Name: Jon S. Ploetz
Title: Secretary

HARSCO METRO RAIL HOLDINGS, LLC HARSCO METRO RAIL, LLC
By:	/s/ JON S. PLOETZ
Name: Jon S. Ploetz
Title: Vice President and Secretary

ALTEK, L.L.C.. HARSCO CLEAN EARTH HOLDINGS, LlC
By:	/s/ JON S. PLOETZ
Name: Jon S. Ploetz
Title: Secretary

21st CENTURY ENVIRONMENTAL MANAGEMENT OF NEVADA, LLC
21st CENTURY ENVIRONMENTAL MANAGEMENT, LLC OF RHODE ISLAND
ADVANCED REMEDIATION & DISPOSAL TECHNOLOGIES OF DELAWARE, LLC
AERC ACQUISITION CORPORATION
ALLIED ENVIRONMENTAL GROUP, LLC
ALLWORTH, LLC
BURLINGTON ENVIRONMENTAL, LLC
CEHI ACQUISITION, LLC
CEI HOLDING, LLC
CHEMICAL POLLUTION CONTROL OF FLORIDA, LLC
CHEMICAL RECLAMATION SERVICES, LLC
CHEMICAL POLLUTION CONTROL, LLC OF NEW YORK
CLEAN EARTH ENVIRONMENTAL SERVICE INC
AES ASSET ACQUISITION CORPORATION
CLEAN EARTH, LLC
CLEAN EARTH ENVIRONMENTAL SOLUTIONS, INC
CLEAN EARTH HOLDINGS, LLC
CLEAN EARTH SPECIALTY WASTE SOLUTIONS INC
CLEAN EARTH OF ALABAMA, INC
CLEAN EARTH OF CARTERET, LLC
CLEAN EARTH DREDGING TECHNOLOGIES, LLC
CLEAN EARTH OF GEORGIA, LLC
CLEAN EARTH OF GREATER WASHINGTON, LLC
CLEAN EARTH OF MARYLAND, LLC
CLEAN EARTH OF NEW CASTLE, LLC
CLEAN EARTH OF NORTH JERSEY, INC
CLEAN EARTH OF PHILADELPHIA, LLC
CLEAN EARTH OF SOUTHEAST PENNSYLVANIA, LLC
CLEAN EARTH OF SOUTHERN FLORIDA LLC
CLEAN EARTH OF WILLIAMSPORT, LLC
CLEAN EARTH OF MICHIGAN, LLC
CLEAN ROCK PROPERTIES LTD
ESOL TOPCO, LLC
GENERAL ENVIRONMENTAL MANAGEMENT OF RANCHO CORDOVA LLC
LUNTZ ACQUISITION (DELAWARE), LLC
NORTHLAND ENVIRONMENTAL, LLC

NORTRU, LLC
PHILIP RECLAMATION SERVICES, HOUSTON, LLC
PSC ENVIRONMENTAL SERVICES LLC
PSC RECOVERY SYSTEMS, LLC
REAL PROPERTY ACQUISITIONS LLC
REPUBLIC ENVIRONMENTAL SYSTEMS (NEW JERSEY), INC
REPUBLIC ENVIRONMENTAL SYSTEMS (PENNSYLVANIA), LLC
REPUBLIC ENVIRONMENTAL SYSTEMS (TRANSPORTATION GROUP), LLC
RHO-CHEM, LLC
SOLVENT RECOVERY, LLC
GARDNER ROAD OIL, LLC
CLEAN EARTH MOBIL SERVICES, LLC
CLEAN EARTH OF PUERTO RICO, LLC
ENVIRONMENTAL SOIL MANAGEMENT INC
ENVIRONMENTAL SOIL MANAGEMENT OF NEW YORK, LIMITED LIABILITY COMPANY
MKC ACQUISITION CORPORATION

By:	/s/ SARAH KOWALCZYK
Name: Sarah Kowalczyk
Title: Secretary